EX-5.c


                              JACKSON NATIONAL LIFE
                              INSURANCE COMPANY OF NEW YORK(R) [GRAPHIC OMITTED]

                                                Home Office - Purchase, NY 10577
                                                                   WWW.JNLNY.COM

Perspective Advisors II (09/05)

FIXED AND VARIABLE ANNUITY APPLICATION (VA410NY)

See back page for mailing address.

USE DARK INK ONLY

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REGISTRATION INFORMATION
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OWNER'S NAME                            Date of Birth (mm/dd/yyyy)                              SSN/TIN (include dashes)

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Home Address (number and street)                                        CITY, STATE , ZIP

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Age     Sex           U.S. Citizen      Phone No. (include area code)       E-Mail Address          Broker/Dealer Account Number
        __ M  __ F    __ Yes __ No

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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                        SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                                Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age       Sex             U.S. Citizen          Phone No. (include area code)       E-Mail Address
                                          __ M  __ F      __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                                  SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age       Sex             U.S. Citizen          Phone No. (include area code)       E-Mail Address
                                          __ M  __ F      __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age       Sex             U.S. Citizen          Phone No. (include area code)
                                          __ M  __ F      __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    SSN/TIN (include dashes)                Percentage (%)
   Primary
                --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                                            TRANSFER INFORMATION
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 __ Non-Tax Qualified                      __ IRA - Individual*                                         __ IRC 1035 Exchange
 __ 401(k) Qualified Savings Plan          __ IRA - Custodial                                           __ Direct Transfer
 __ HR-10 (Keogh) Plan                     __ IRA - Roth*                                               __ Direct Rollover
 __ 403(b) TSA (Direct Transfer Only)         *Tax Contribution Years and Amounts:                      __ Non-Direct Rollover
 __ IRA - SEP                                 Year:____________ $_____________                          __ Roth Conversion
 __ Other ___________________                 Year:____________ $_____________
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NVDA 110 09/05                                                                                                          NV4473 09/05


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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, AN OPTIONAL DEATH BENEFIT CANNOT BE CHANGED.
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If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

   __ Highest Anniversary Value Death Benefit

                          ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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A. CONTRACT ENHANCEMENT OPTION (1)
    __ 2% of first-year premium

B. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)

    __ SafeGuard 7 Plus(SM) (2)
       (7% Guaranteed Minimum Withdrawal Benefit)
    __ AutoGuard(SM) (2)
       (5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up)
    __ MarketGuard 5(SM) (2)
       (5% Guaranteed Minimum Withdrawal Benefit)
    __ LifeGuard 5(SM) (2)
       (5% For Life Guaranteed Minimum Withdrawal Benefit)
    __ LifeGuard 4(SM) (2)
       (4% For Life Guaranteed Minimum Withdrawal Benefit)
    __ FutureGuard(SM) (3)
        (Guaranteed Minimum Income Benefit)

(1)  Please complete the Important Disclosure Regarding the Contract Enhancement
     (NV4497).

(2)  A GMWB  may  not be  appropriate  for the  Owners  who  have  as a  primary objective taking maximum advantage of the tax deferral that is available to them under an annuity  Contract.  These  endorsements may also have limited usefulness  in  connection  with  tax-qualified  contracts  in  relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals
     necessary  to  satisfy  required  minimum   distributions  may  prematurely
     deteriorate   the  benefits   provided  by  a  GMWB.   When   purchasing  a
     tax-qualified contract, special consideration should be given to whether or not the  purchase  of  GMWB  is  appropriate  for  the  Owner's  situation, including required minimum  distributions.  Please consult a tax advisor on this and other matters of selecting income options.

(3) The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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INITIAL PREMIUM                                                                 INCOME DATE
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Amount of premium with application: $______________________                     PLEASE SPECIFY DATE (mm/dd/yyyy): _______________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW       If an Income Date is not specified, age 90 (age
YORK(R)                                                                         70 1/2 for Qualified Plans) of the Owner will be
                                                                                used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent ___ I do not consent ___ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except _________________) from Jackson National
Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY(R) Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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

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PREMIUM ALLOCATION                                                            TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS                                              NUMBER          PORTFOLIOS
196 ___% JNL(R)/AIM Large Cap Growth                                    189 ___% JNL/Mellon Capital Management Financial Sector
206 ___% JNL/AIM Real Estate Fund                                       188 ___% JNL/Mellon Capital Management Healthcare Sector
195 ___% JNL/AIM Small Cap Growth                                       190 ___% JNL/Mellon Capital Management Oil & Gas Sector
114 ___% JNL/Alger Growth                                               187 ___% JNL/Mellon Capital Management Technology Sector
115 ___% JNL/Eagle Core Equity                                          054 ___% JNL/Mellon Capital Management Enhanced S&P 500
116 ___% JNL/Eagle SmallCap Equity                                                 Stock Index
150 ___% JNL/FMR Balanced                                               173 ___% JNL/Oppenheimer Global Growth
101 ___% JNL/FMR Capital Growth                                         174 ___% JNL/Oppenheimer Growth
208 ___% JNL/Franklin Templeton Small Cap Value                         127 ___% JNL/PIMCO Total Return Bond
207 ___% JNL/Goldman Sachs Mid Cap Value                                105 ___% JNL/Putnam Equity
113 ___% JNL/JPMorgan International Equity                              148 ___% JNL/Putnam Midcap Growth
126 ___% JNL/JPMorgan International Value                               106 ___% JNL/Putnam Value Equity
132 ___% JNL/Lazard Mid Cap Value                                       136 ___% JNL/Salomon Brothers High Yield Bond
131 ___% JNL/Lazard Small Cap Value                                     110 ___% JNL/Salomon Brothers Strategic Bond
123 ___% JNL/Mellon Capital Management S&P 500(R) Index                 109 ___% JNL/Salomon Brothers U.S. Government & Quality Bond
124 ___% JNL/Mellon Capital Management S&P(R) 400                       104 ___% JNL/Select Balanced
           MidCap Index                                                 103 ___% JNL/Select Global Growth
128 ___% JNL/Mellon Capital Management Small Cap Index                  102 ___% JNL/Select Large Cap Growth
129 ___% JNL/Mellon Capital Management International Index              107 ___% JNL/Select Money Market
133 ___% JNL/Mellon Capital Management Bond Index                       179 ___% JNL/Select Value
147 ___% JNL/Mellon Capital Management The Dow(SM) 10                   111 ___% JNL/T. Rowe Price Established Growth
178 ___% JNL/Mellon Capital Management The S&P 10                       112 ___% JNL/T. Rowe Price Mid-Cap Growth
175 ___% JNL/Mellon Capital Management Global 15                        149 ___% JNL/T. Rowe Price Value
176 ___% JNL/Mellon Capital Management 25
177 ___% JNL/Mellon Capital Management Select Small-Cap                 THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS
224 ___% JNL/Mellon Capital Management JNL 5
228 ___% JNL/Mellon Capital Management Nasdaq(R) 15                     227 ___% JNL/S&P Managed Conservative
229 ___% JNL/Mellon Capital Management Value Line(R) 25                 226 ___% JNL/S&P Managed Moderate
225 ___% JNL/Mellon Capital Management VIP                              117 ___% JNL/S&P Managed Moderate Growth
191 ___% JNL/Mellon Capital Management Communications Sector            118 ___% JNL/S&P Managed Growth
185 ___% JNL/Mellon Capital Management Consumer Brands Sector           119 ___% JNL/S&P Managed Aggressive Growth

___% CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios          027 ___% FIXED ACCOUNT OPTION
selected above will participate in the program. The Fixed Account                Automatic transfer of funds out of the Fixed
Option is not available for Automatic Rebalancing.                               Account Option over  a 6-month period is required.
                                                                                 You must attach the Directed Transfer form
Frequency:        ___Monthly          ___Quarterly                               (NV4490).
                  ___Semi-Annual      ___Annual

Start Date: ____________________________

If no date is selected, the program will begin one month/ quarter/half year/year (depending on the frequency you selected) from the date JNL/NY(R) applies the first premium payment.
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
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IMPORTANT - PLEASE READ CAREFULLY.

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN
     BASED ON THE INVESTMENT  EXPERIENCE OF A PORTFOLIO IN THE SEPARATE  ACCOUNT
     OF JNL/NY(R) ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR
     AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT* (city, state)                                                        DATE SIGNED* (mm/dd/yyyy)

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Owner's Signature                                       Annuitant's Signature (if other than Owner)

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Joint Owner's Signature                                 Joint Annuitant's Signature (if other than Joint Owner)

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PRODUCER/ REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Financial Representative's Full Name (please print)                            Phone No. (include area code)

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Producer/Financial Representative's Signature                                           Date Signed (mm/dd/yyyy)

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Address (number and street)                                     City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                                ___ Option A            ___Option B
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Broker/Dealer Name              Broker/Dealer Representative No.                JNL/NY Producer/Representative No.

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

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                     MAILING ADDRESS AND CONTACT INFORMATION
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       FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

                                  REGULAR MAIL
                              JNL/NY Service Center
                                 P.O. Box 378004
                              Denver, CO 80237-8004


                                 OVERNIGHT MAIL
                              JNL/NY Service Center
                          8055 E. Tufts Ave., 2nd Floor
                                Denver, CO 80237

             CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/701-0125
                           E-MAIL: contactus@jnlny.com


    FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                                  REGULAR MAIL
                            JNL/NY IMG Service Center
                                 P.O. Box 33178
                             Detroit, MI 48232-5178

                                 OVERNIGHT MAIL
                            JNL/NY IMG Service Center
                            c/o Standard Federal Bank
                                   Drawer 5178
                               12425 Merriman Road
                                Livonia, MI 48150


             CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/367-4669
                           E-MAIL: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency

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NVDA 110 09/05                                                      NV4473 09/05